                                                                   EXHIBIT 10.16
                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is dated as of March 14, 2003 and entered into by and among RESORTQUEST INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Guarantors (as defined in the Credit Agreement, as hereinafter defined), the financial institutions listed on the signature pages hereof (the "Lenders"), and CITIBANK, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of January 22, 2001 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated October 30, 2001, collectively, the "Credit Agreement"), by and among the Borrower, the Guarantors, the Lenders (as defined therein), BANK OF AMERICA, N.A., as Documentation Agent, CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent, and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in the manner set forth below,

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 AMENDMENTS TO SECTION 1: DEFINITIONS

            A. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Consolidated EBITDA" in its entirety and substituting therefor the following:

            "`Consolidated EBITDA' means, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for
(A) Consolidated Interest Expense for such period, (B) total federal, state, local and foreign income, value added and similar taxes for such period and (C) depreciation and amortization expense for such period, all as determined in accordance with GAAP; provided, however:

            (1) that the calculation of Consolidated EBITDA shall exclude non-cash charges occurring in the fiscal quarter ended September 30, 2001 in an aggregate amount not to exceed $2,500,000 resulting from (y) the write-down of the value of the Borrower's existing reservation system, and (z) the recognition of deferred acquisition costs;

            (2) that the calculation of Consolidated EBITDA for the fiscal quarter ended December 31, 2002 shall exclude the following: (x) charges of $2,585,865.65 for severance and employee related expenses; (y) charges of $1,243,244.44 relating to other items, including (i) expenses incurred in the consolidation of shared service centers, (ii) the closing of the Shoreline, Ohio office and other property consolidations, and (iii) legal costs related to a management contract dispute in Hawaii and an indirect lawsuit in Destin, Florida; and (z) charges of $10,593,977.09 in connection with the writedown of First Resort software;

            (3) that the calculation of Consolidated EBITDA for the fiscal quarters ending in calendar year 2003 shall exclude charges in an aggregate amount not to exceed $810,000 for expenses related to the relocation of the Borrower's corporate headquarters to Destin, Florida; and

            (4) that at the option of the Borrower, Consolidated EBITDA for any period shall also include Consolidated EBITDA attributable to each acquisition made during such period in an amount equal to:

                  (y) when computing Consolidated EBITDA for use in determining the Fixed Charge Coverage Ratio, the greater of (i) the actual Consolidated EBITDA attributable to the Property acquired for the period from the acquisition date to the applicable calculation date, or (ii) an amount equal to (A) Consolidated EBITDA computed on a pro forma basis with respect to the Property acquired as if the acquisition date had occurred 12 months prior to the applicable calculation date, divided by (B) twelve (12), multiplied by (C) the number of full calendar months that have elapsed between the actual acquisition date and the applicable calculation date; and

                  (z) when computing Consolidated EBITDA for any other purpose, an amount equal to Consolidated EBITDA computed on a pro forma basis with respect to the Property acquired as if the acquisition date had occurred 12 months prior to the applicable calculation date."

            B. The definition of "Note Purchase and Guarantee Agreement" in
Section 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "`Note Purchase and Guarantee Agreement' means the Note Purchase and Guarantee Agreement among the Credit Parties and the Noteholders, as amended by that certain Modification Agreement dated as of July 24, 2000, that certain Second Modification Agreement dated as of October 30, 2001 and that certain Third Modification Agreement dated as of March 14, 2003."

            C. The definition of "Permitted Investments" in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting clause (viii) and replacing it with "(viii) Permitted Acquisitions made on or before December 31, 2002;",
(b) deleting the period at the end of clause (ix) thereof and inserting "; and", and (c) inserting a new clause (x) thereafter as follows:

            "(x) the investment of (i) up to $37,500 as an initial capital contribution to and (ii) up to an additional $50,000 in the aggregate in debt or equity investments in a limited liability company to be established between the Borrower and Wells Fargo Ventures, LLC for the purpose of engaging in the business of residential mortgage lending."

            1.2 AMENDMENT TO SECTION 3: OTHER PROVISIONS RELATING TO CREDIT FACILITIES

            Section 3.5 of the Credit Agreement is hereby amended by adding thereto as a new clause (e) the following:

            "(e) Contingent Amendment Fee. If the Obligations are not paid in full on or before the Maturity Date, the Borrower shall pay to the Agent, on the Maturity Date, for distribution to each Lender in proportion to such Lender's Revolving Commitment Percentage, an amendment fee in the aggregate amount of $200,000.00. For the purposes of this Section 3.5(e), any refinancing of the Obligations on or prior to the Maturity Date in which any Lender participates or otherwise holds an interest shall not constitute payment in full of the Obligations."

            1.3 AMENDMENTS TO SECTION 7: AFFIRMATIVE COVENANTS

            A. Section 7.11(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "(a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties ending during any of the periods set forth below, shall be greater than or equal to the correlative ratio indicated:

                                              MINIMUM FIXED
                       PERIOD              CHARGE COVERAGE RATIO
               -----------------------     ---------------------
               Closing Date - 09/30/01        2.50 to 1.0
                 10/01/01 - 12/31/01          2.30 to 1.0
                 01/01/02 - 03/31/02          1.90 to 1.0
                 04/01/02 - 06/30/02          1.75 to 1.0
                 07/01/02 - 09/30/02          1.60 to 1.0
                 10/01/02 - 12/31/02          1.75 to 1.0
                  1/01/03 - 3/31/03           1.53 to 1.0
                  4/01/03 - 6/30/03           1.45 to 1.0
                  7/01/03 - 9/30/03           1.54 to 1.0
                 10/01/03 - 12/31/03          1.72 to 1.0
               01/01/04 and thereafter        3.00 to 1.0
            "

            B. Section 7.11(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "(b) Consolidated Leverage Ratio. The Consolidated Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties ending during any of the periods set forth below, shall be less than or equal to the correlative ratio indicated:

                                             MAXIMUM CONSOLIDATED
                        PERIOD                  LEVERAGE RATIO
               ------------------------      --------------------
               Closing Date - 06/30/01        2.50 to 1.0
                 7/01/01 -- 9/30/01           3.00 to 1.0
                 10/01/01 - 12/31/01          4.25 to 1.0
                 01/01/02 - 03/31/02          5.15 to 1.0
                 04/01/02 - 06/30/02          5.15 to 1.0
                 07/01/02 - 09/30/02          5.15 to 1.0
                 10/01/02 - 12/31/02          4.30 to 1.0
                  1/01/03 - 3/31/03           5.13 to 1.0
                  4/01/03 - 6/30/03           4.78 to 1.0
                  7/01/03 - 9/30/03           4.54 to 1.0
                 10/01/03 - 12/31/03          3.51 to 1.0
               01/01/04 and thereafter        2.50 to 1.0
            "

            C. Section 7.11(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

            "(d) Consolidated Capital Expenditures. The Borrower shall not permit Consolidated Capital Expenditures for any fiscal year to exceed the lesser of (i) 4% of Consolidated Revenues or (ii) $10,000,000. Notwithstanding the foregoing,

            (y) Consolidated Capital Expenditures (other than Software Expenditures permitted pursuant to the last sentence of this Section 7.11(d)) incurred during calendar year 2002 shall not in any event exceed $6,900,000 in the aggregate, and

            (z) Consolidated Capital Expenditures incurred from and after January 1, 2003 shall not in any event exceed $6,000,000 in the aggregate.

      In addition to the Consolidated Capital Expenditures permitted under the foregoing provisions of this Section 7.11(d), so long as no Default or Event of Default has occurred and is continuing or would be caused thereby, the Consolidated Parties shall also have the right to make Software Expenditures in an aggregate amount not to exceed $15,000,000 during the period commencing on June 30, 2000 and ending on December 31, 2002."

            D. Section 7.11(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore the following:

            "(e) Minimum Consolidated EBITDA. The Consolidated EBITDA, as of the last day of each fiscal quarter of the Consolidated Parties set forth below, shall greater than or equal to the correlative dollar amount indicated:

                  Fiscal Quarter         Minimum Consolidated EBITDA
            ------------------------     ---------------------------
                10/01/01 - 12/31/01        Negative ($11,700,000)
                01/01/02 - 03/31/02              $6,200,000
                04/01/02 - 06/30/02              $6,200,000
                07/01/02 - 09/30/02              $9,000,000
                10/01/02 - 12/31/02         Negative ($7,750,000)
                 1/01/03 - 3/31/03               $4,500,000
                 4/1/03 - 6/30/03                $4,600,000
                 7/1/03 - 9/30/03                $12,630,000
              10/01/03 and thereafter       Negative ($5,890,000)
            "

            1.4 AMENDMENT TO EXHIBIT 7.1(C): FORM OF OFFICER'S CERTIFICATE

            Exhibit 7.1(c) to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the Form of Officer's Certificate attached hereto as Schedule 1.

            SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"), except paragraph (ii) of paragraph C:

            A. On or before the Second Amendment Effective Date, the Borrower shall deliver to the Agent executed copies of this Second Amendment (with sufficient originally executed copies for each Lender and its counsel) dated the Second Amendment Effective Date.

            B. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

            C. (i) On or before the Second Amendment Effective Date, the Borrower shall have paid to each Lender who has consented to and joined in the execution of this Second Amendment, by wire transfer of immediately available federal funds, an amendment fee equal to the product of (y) the Commitment of such Lender and (z) 0.70%.

            (i) Although not a condition to the effectiveness of Section 1 of this Second Amendment on the Second Amendment Effective Date, on or before June 13, 2003, the Borrower shall pay to each Lender who has consented to and joined in the execution of this Second Amendment, by wire transfer of immediately available federal funds, an amendment fee equal to the product of (y) the Commitment of such Lender and (z) 0.70%.

            D. The Borrower, the Noteholders and the other parties to the Third Modification Agreement (defined below) shall have executed and delivered the Third Modification Agreement, in form and substance satisfactory to the Agent, and the Agent shall have received a copy thereof, as originally in effect, certified as true and complete by an officer of the Borrower, and the same shall be in full force and effect.

            E. This Second Amendment shall have become effective in accordance with Section 5.E hereof.

            F. All costs, fees and expenses of Shearman & Sterling, counsel to the Agent, in connection with the waivers and modifications to the Credit Agreement shall have been paid by the Borrower.

            SECTION 3. REPRESENTATIONS AND WARRANTIES

            In order to induce the Agent and the Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each of the Credit Parties hereby represents to the Agent and the Lenders that the following statements are true, correct and complete:

            A. CORPORATE POWER AND AUTHORITY. Each of the Credit Parties has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Second Amendment (the "Amended Agreement").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Second Amendment and the performance of the Amended Agreement by the Credit Parties have been duly authorized by all necessary corporate action on the part of the Credit Parties, as applicable.

            C. NO CONFLICT. Neither the execution and delivery of this Second Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions thereof by such Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such

Credit Party, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any Material Agreement to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by the Credit Parties of this Second Amendment and all other operative documents being delivered in connection herewith and the performance by the Credit Parties of the Credit Party Obligations under the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

            E. BINDING OBLIGATION. This Second Amendment has been duly executed and delivered by each of the Credit Parties, and the Second Amendment and the Amended Agreement will be legally valid and binding obligations of the Credit Parties, enforceable against the Credit Parties, in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. GOVERNMENTAL REGULATION; SECURITIES ACTIVITIES. Neither the making of the Loans pursuant to the Amended Agreement nor the granting of a security interest in any Collateral pursuant to the Collateral Documents violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. It is not necessary in connection with the execution and delivery of the Amended Agreement to register the Loans under the Securities Act of 1933, as amended, or to qualify any indenture under the Trust Indenture Act of 1939, as amended.

            G. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in this Second Amendment and Section 6 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            H. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a default which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

            I. THIRD MODIFICATION AGREEMENT. The Borrower has delivered to the Agent a true and correct copy of the Third Modification Agreement dated as of even date herewith (the "Third Modification Agreement") by and among the Borrower, the Guarantors (as defined therein) and the Noteholders. The Third Modification Agreement is in full force and effect and all conditions precedent to its effectiveness have been satisfied in full or otherwise complied with by the Borrower and the Guarantors. Other than as expressly set forth in the Third Modification Agreement, (i) there are no other agreements or understandings between the Borrower and any Guarantors and the Noteholders with respect to the Note Purchase and Guarantee Agreement and (ii) no defaults or events of default exist or will exist thereunder immediately after giving effect to the Third Modification Agreement and this Agreement. The financial covenants set forth in the Senior Note Documents, after giving effect to the Third Modification Agreement, are not more restrictive than the financial covenants set forth in
Section 7.11 of the Credit Agreement.

            J. COMPLIANCE WITH THIS AGREEMENT AND THE THIRD MODIFICATION AGREEMENT. The Borrower and the Guarantors shall have performed and complied with all agreements and conditions contained in this Agreement and the Third Modification Agreement that are required to be performed or complied with by such parties on or prior to, and such performance and compliance shall remain in effect on, the Second Amendment Effective Date.

            SECTION 4. ACKNOWLEDGEMENT AND CONSENT

            Each of the Credit Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. Each Credit Party hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Credit Party Obligations", "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Document), including without limitation the payment and performance of all such "Credit Party Obligations", "Guarantied Obligations" or "Secured Obligations," as the case may be, now or hereafter existing under or in respect of the Amended Agreement.

            Each Credit Party acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

            Each Credit Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Credit Party to any future amendments to the Credit Agreement.

            SECTION 5. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

            (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

            (iv) This Second Amendment shall constitute a Credit Document. Any failure to comply with the covenants contained herein within the time periods applicable thereto, including the payment obligations contained in Sections 2C and 2F, shall entitle the Agent to declare an Event of Default under the Credit Agreement.

            B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Credit Agreement incurred by the Agent and its counsel with respect to this Second Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower. The foregoing shall not be construed to diminish or limit the obligations of the Borrower set forth in Section 11.5 of the Credit Agreement.

            C. HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

            E. COUNTERPARTS; EFFECTIVENESS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment shall become effective (other than Section 1 hereof, which shall only become effective upon the satisfaction of each of the conditions set forth in Section 2 hereof) upon
(i) the execution of a counterpart hereof by the Borrower, each of the Lenders comprising the percentage of Lenders specifically required pursuant to Section
11.6 of the Credit Agreement and each of the Credit Parties, and (ii) receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            F. RELEASE. Each of the Borrower and the Guarantors releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, representatives, agents, managers, counsel, and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                 RESORTQUEST INTERNATIONAL, INC.
                          a Delaware corporation

                          By:         /s/ David K. Selberg
                                ------------------------------------
                                Name:  David K. Selberg
                                Title: Vice President & Treasurer


GUARANTORS:               FIRST RESORT SOFTWARE, INC., a Colorado
                          corporation


                          ADVANTAGE VACATION HOMES BY STYLES, INC., a Delaware corporation

                          STYLES ESTATES, LTD., INC., a Delaware
                          corporation

                          B&B ON THE BEACH, INC., a North Carolina corporation

                          BRINDLEY & BRINDLEY REALTY &
                          DEVELOPMENT, INC., a North Carolina corporation

                          BLUEBILL PROPERTIES, INC., a Delaware
                          corporation

                          BLUEBILL VACATION PROPERTIES, INC., a
                          Delaware corporation

                          COATES, REID & WALDRON, INC., a Delaware corporation

                          CRW PROPERTY MANAGEMENT, INC., a
                          Delaware corporation

                          COASTAL RESORTS REALTY, L.L.C., a
                          Delaware limited liability company

                          COASTAL RESORTS MANAGEMENT, INC., a
                          Delaware corporation

                          COLLECTION OF FINE PROPERTIES, INC., a
                          Colorado corporation

                          TEN MILE HOLDINGS, LTD., a Colorado corporation

                          HOTEL CORPORATION OF THE PACIFIC, INC., a
                          Hawaii corporation

                          HOUSTON AND O'LEARY COMPANY, a Colorado
                           corporation

                          MAUI CONDOMINIUM & HOME REALTY, INC., a
                          Hawaii corporation

                          THE MAURY PEOPLE, INC., a Massachusetts
                          corporation

                          HOWEY ACQUISITION, INC., a Florida
                          corporation

                          PRISCILLA MURPHY REALTY, INC., a Florida corporation

                          REALTY CONSULTANTS, INC., a Florida
                          corporation

                          RESORT PROPERTY MANAGEMENT, INC., a Utah corporation

                          SHORELINE RENTALS, INC., a Delaware
                          corporation

                          TELLURIDE RESORT ACCOMMODATIONS,
                          INC., a Colorado corporation

                          TRUPP-HODNETT ENTERPRISES, INC., a Georgia corporation

                          THE MANAGEMENT COMPANY, INC., a Georgia
                          corporation

                          WORTHY OWNER RENTAL GROUP, INC., a South
                          Carolina corporation

                          ABBOTT & ANDREWS REALTY, INC., a Florida corporation

                          ABBOTT REALTY SERVICES, INC., a Florida
                          corporation

                          ABBOTT RESORTS, INC., a Florida
                          corporation

                          PLANTATION RESORT MANAGEMENT, INC., a
                          Delaware corporation

                          THE TOPS'L GROUP, INC., a Florida
                          corporation

                          R & R RESORT RENTAL PROPERTIES, INC., a
                          North Carolina corporation

                          (The following signature is on behalf of each of the foregoing Guarantors)

                          By:         /s/ David K. Selberg
                                ------------------------------------
                                Name:  David K. Selberg
                                Title:  Vice President & Treasurer

                       [SIGNATURES CONTINUED ON NEXT PAGE]

LENDERS:                            CITIBANK, N.A., as Agent


                                    By:         /s/ Harry Vlandis
                                          ------------------------------------
                                          Name:  Harry Vlandis
                                          Title: Senior Vice President

                                    BANK OF AMERICA, N.A.,
                                    as a Lender and an Issuing Lender

                                    By:         /s/ David Colmie
                                          ------------------------------------
                                          Name:  David Colmie
                                          Title:  Senior Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Lender

                                    By:         /s/ David Bowers
                                          ------------------------------------
                                          Name:  David Bowers
                                          Title:  Vice President

                                    CITICORP NORTH AMERICA, INC.,
                                    as a Lender and an Issuing Lender

                                    By:         /s/  Harry Vlandis
                                          ------------------------------------
                                          Name:  Harry Vlandis
                                          Title: Senior Vice President

                                    UNION PLANTERS BANK,
                                    as a Lender

                                    By:         /s/ Victoria E. Docaur
                                          ------------------------------------
                                          Name:  Victoria E. Docauer
                                          Title:  Senior Vice President

                                   SCHEDULE 1

                                 EXHIBIT 7.1(C)

                                     FORM OF
                              OFFICER'S CERTIFICATE



TO:   CITIBANK, N.A., as Agent
      390 Greenwich Street
      New York, New York  10013
      Attn: Larry Farley

RE: Amended and Restated Credit Agreement dated as of January 22, 2001 among ResortQuest International, Inc., a Delaware corporation (the "Borrower"), the Credit Parties party thereto, the Lenders named therein, Citibank, N.A., as Agent, Bank of America, N.A., as Documentation Agent, Credit Lyonnais New York Branch, as Syndication Agent, and Salomon Smith Barney Inc., as Arranger (as the same may be amended, modified, extended or restated from time to time, the "Credit Agreement")

DATE  : _____________, 20__





      Pursuant to the terms of the Credit Agreement, I, ___________________, chief financial officer of ResortQuest International, Inc. hereby certify on behalf of all the Credit Parties that the statements below are accurate and complete in all respects (all capitalized terms used below shall have the respective meanings set forth in the Credit Agreement):

            (a) I have reviewed the terms of the Credit Agreement and the terms of the other Credit Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Consolidated Parties during the accounting period covered by the attached financial statements.

            (b) Attached hereto as Schedule 1 are calculations demonstrating compliance by the Credit Parties with the financial covenants contained in
      Section 7.11 of the Credit Agreement.

            (c) The examination described in paragraph (a) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes a Default or Event of Default under the Credit Agreement.

            (d) The monthly/quarterly/annual financial statements for the fiscal month/quarter/year ended __________ which accompany this certificate fairly present in all material respects the financial condition of the Consolidated Parties or the Borrower and its Subsidiaries, as applicable, and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.


                                  Exh.7.1(c)-1

                                    RESORTQUEST INTERNATIONAL, INC.

                                    By:
                                          ------------------------------------
                                          Name:
                                          Title:


                                  Exh.7.1(c)-2

                       SCHEDULE 1 TO OFFICER'S CERTIFICATE



1.       Fixed Charge Coverage Ratio

         (a)   Consolidated EBITDA                           $
                                                              ----------------

         (b)   Consolidated Rent Expense                     $
                                                              ----------------

         (c)   [(a)+(b)]                                     $
                                                              ----------------

         (d)   Consolidated Interest Expense                 $
                                                              ----------------

         (e)   Consolidated Scheduled Funded Debt Payments   $
                                                              ----------------

         (f)   Consolidated Rent Expense                     $
                                                              ----------------

         (g)   Dividends                                     $
                                                              ----------------

         (h)   Major Earnout Payments:                       $
                                                              ----------------

         (i)   Net Aston Guaranty Payments:                  $
                                                              ----------------

         (j)   [(d)+(e)+(f)+(g)+(h)+(i)]:                    $
                                                              ----------------

         (k)   Fixed Charge Coverage Ratio [(c)/(i)]:                     :1.0
                                                             -----------------




2.       Consolidated Leverage Ratio

         (a)   Funded Indebtedness of the Consolidated
               Parties                                       $
                                                              ----------------

         (b)   Consolidated EBITDA of the Consolidated
               Parties                                       $
                                                              ----------------

         (c)   Consolidated Leverage Ratio [(a)/(b)]                      :1.0
                                                             -----------------


3.       Consolidated Net Worth

         (d)   Actual Consolidated Net Worth as of the end
               of the fiscal period referred to above        $
                                                              ----------------

         (e)   Base Consolidated Net Worth:                  $      90,000,000


         (f)   .75 x cumulative Consolidated Net Income (to
               the extent positive) subsequent to the
               Closing Date                                  $
                                                              ----------------

         (g)   Net Cash Proceeds from Equity Issuance
               subsequent to the Closing Date                $
                                                              ----------------

         (h)   Consolidated Net Worth required by Section
               7.11(c) [(b)+(c)+(d)]                         $
                                                              ----------------

                                  Exh.7.1(c)-3

4.       Consolidated Capital Expenditures

         (i)   Consolidated Capital Expenditures for the
               twelve month period ending as of the end of
               the fiscal period referred to above:          $
                                                              ----------------
         (j)   The lesser of $10,000,000 or 4% of
               Consolidated Revenues of the Consolidated
               Parties:                                      $
                                                              ----------------

         (k)   Software Expenditures for period commencing
               on June 30, 2000 and ending as of the end of
               the fiscal period referred to above (for
               fiscal periods ending on or before December
               31, 2002 only):                               $
                                                              ----------------

5.       Consolidated Capital Expenditures for Calendar
         Year 2002

         (l)   Consolidated Capital Expenditures (other
               than Software Expenditures) for the period
               commencing January 1, 2002 and ending as of
               the end of the fiscal period referred to
               above (not to exceed $6,900,000 in calendar
               year 2002):                                   $
                                                              ----------------

         (m)   Software Expenditures for period commending
               on June 30, 2000 and ending as of the end of
               the fiscal period referred to above:          $
                                                              ----------------
6. Consolidated Capital Expenditures for Period from and after January 1, 2003

         (n)   Consolidated Capital Expenditures for the
               period commencing January 1, 2003 and ending
               as of the end of the fiscal period referred
               to above (not to exceed $6,000,000 in the
               aggregate for the period from and after
               January 1, 2003):                             $
                                                              ----------------
7.       Minimum Consolidated EBITDA for Period from
         October 1, 2001 to December 31, 2001, Calendar
         Year 2002 and Period from and after  January 1,
         2003

         (o)   Consolidated EBITDA of the Consolidated
               Parties as of the end of the fiscal period
               referred to above:                            $
                                                              ----------------




                                  Exh.7.1(c)-4